Advanced Emissions Solutions, Inc. NASDAQ: ADES Investor Presentation November 2013 www.advancedemissionssolutions.com Exhibit 99.1 © 2012-2013 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

SAFE HARBOR

© 2012-2013 Advanced Emissions Solutions, Inc. -2-
This presentation includes forward-looking statements within the meaning of Section 21E of the Securities Exchange
Act of 1934, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding future contracts, projects, demonstrations and technologies; amount and timing of production of RC, revenues, earnings, cash flows and other financial measures;
future operations; our ability to capitalize on and expand our business to meet opportunities in our target markets and profit from our proprietary technologies; scope, timing and impact of current and anticipated regulations and legislation; future supply and demand; the ability of our technologies to assist our customers in complying with government regulations and related matters. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties.
Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws, regulations and IRS interpretations or guidance, government funding, accounting rules, prices, economic conditions and market demand; timing of laws, regulations and any legal challenges to or repeal of them; failure of the RC facilities to produce coal that qualifies for tax credits; termination of or amendments to the contracts for RC facilities; decreases in the production of RC; failure to lease or sell the remaining RC facilities on a timely basis; our inability to ramp up operations to effectively address expected growth in our target markets; inability to commercialize our technologies on favorable terms;
impact of competition; availability, cost of and demand for alternative tax credit vehicles and other technologies;
technical, start-up and operational difficulties; availability of raw materials and equipment; loss of key personnel;
intellectual property infringement claims from third parties; seasonality and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so. We refer to certain non-GAAP financial measures in this presentation. Reconciliations of these non-GAAP financial measures to the most directly comparable
GAAP financial measures can be found within this presentation.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

INVESTMENT HIGHLIGHTS

ADES is a Leader in the Pollution Control Industry
More than 30 years of providing solutions to the power industry, 19 patents issued
Focus on low capex solutions with recurring demand for chemicals
Customers include most of the leading utilities
Strong Momentum
11 RC facilities in full time operations, increasing to 17 by end of Q1 ‘14 and 28 by year end 2014
$57M equipment backlog up from $33M prior quarter and $4M year ago
High Margin Businesses
~95% RC gross margins
~45% gross margins expected in the consumables market
Recurring Revenue Streams & Visibility to Meaningful Cash Flows
RC business expected to produce ~95% margin revenues through 2021
Annual revenue run rate of $85+M to Clean Coal Solutions (“CCS”), expected to grow to ~$300M+ by 2015
2
Mercury control consumables (M-Prove
TM
technology) to compete in $1B to $2B annual addressable market
Large Market Opportunity
Mercury Air Toxic Standards affect ~1,200 coal-fired units
DOE expects coal to provide ~40% of America’s electricity in 2035
ADES affiliates
1
own 28 Refined Coal (“RC”) facilities eligible for Section 45 tax credits
$1B equipment market and $1B to $2B annual consumables market
© 2012-2013 Advanced Emissions Solutions, Inc.

Strong Financial Position
Visibility toward significant near-term annual cash flow from RC business segment
~$50M deferred tax asset
1.
RC facilities owned by CCS; ADES owns 42.5% of CCS through ADA-ES, Inc.
2.
Results in $35+ million annual revenue expected to grow to ~$120+ million annual revenue to ADES through ADA-ES, Inc.’s 42.5% ownership in CCS.
3.
NDTA are offset by a valuation allowance as discussed in the footnotes to the financial statements
3

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

WHO WE ARE

Advanced Emissions Solutions, Inc.
(“ADES” or the “Company”) is a family of
companies
1
that has been providing
emission control solutions to the power
industry for more than 30 years
Headquartered in Highlands Ranch, CO
Operations across Emission Control, Coal
Treatment and CO
2
Capture
Portfolio of proprietary, low capex
technologies to meet pollution control
mandates (19 patents issued)
Customers include most of the leading
electric power companies
© 2012-2013 Advanced Emissions Solutions, Inc. -4-
1. Subsidiaries include ADA-ES, Inc., BCSI, LLC and Clean Coal Solutions, LLC (42.5% owned by ADA-ES, Inc.).

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Corporate Structure

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

BCSI
Keeping Industry Moving

ADA
Advancing Cleaner Energy

CLEAN COAL SOLUTIONS LLC.

ADA-ES, Inc. 100% owned ADES BCSI, LLC 100% owned ADES Clean Coal Solutions, LLC 42.5% owned ADA-ES, Inc. Operating Companies © 2012-2013 Advanced Emissions Solutions, Inc. -5-

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

BUSINESS OVERVIEW

Developing proprietary
solid sorbent capture
technology to capture
CO
2
from flue gas
Pilot program underway,
co-funded by the
Department of Energy
© 2012-2013 Advanced Emissions Solutions, Inc. -6-
Provides Activated Carbon
Injection (“ACI”) and Dry
Sorbent Injection (“DSI”)
Systems
Low capex alternatives
for compliance with
Mercury Air Toxic
Standards (“MATS”)
Proprietary M-Prove
technology for mercury
control
Deploys equipment and
chemicals for conditioning
flue gas
?
Operates through Clean
Coal Solutions, a joint
venture 42.5% owned by
ADES
1
28 RC facilities that
qualify for tax credits
under Section 45 of the
Internal Revenue Code
Reduces mercury
emissions by 40+%
and NO
x
by 20+% at
coal-fired power plants
Note: ADES consolidates 100% of CCS economics for reporting purposes.
1. 42.5% ownership in CCS through ADA-ES, Inc.
TM
Refined Coal Emission Control Future Initiatives
Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

NEAR-TERM GROWTH OPPORTUNITIES

© 2012-2013 Advanced Emissions Solutions, Inc. -7-
Refined Coal
Business
Through CCS
Equipment
Consumables
Market / Timing Today Tomorrow
11 RC facilities in full-time
operation
6 RC facilities scheduled to
begin full-time operation by
end of Q1 ‘14
All 28 RC facilities expected
to begin full-time operation
by end of 2014
8 RC facilities leased/sold
to investors, 3 CCS-
operated
28 RC facilities at plants
expected to burn 100+M
tons of coal annually
~$300M in annual revenue
to CCS ; ~95% gross
margins
Coal-fired power plants are
required to be MATS
compliant by April
2015/2016
ACI and DSI  year-to-date
equipment sales of $30M
$57M backlog up from
$33M last quarter and $4
MM in Q3 ‘12
~20% gross margin
Expect to maintain one-third
market share in ~$1B market
for MATS related equipment
Starting in 2015/2016 utilities
will need to purchase
consumables for the MATS
equipment
U.S. burns up to 600M tons
of western coal/year
M-Prove
TM
technology
currently being used with RC
facilities to treat western
coal
$1 to $2B annual market for
consumables to comply with
MATS
1. Results in $35+ million in annual revenue to ADES through ADA-ES, Inc.’s 42.5% ownership in CCS.
2. Results in ~$10 million in annual tax benefits to ADES through ADA-ES, Inc.’s 42.5% ownership in CCS.
3. Results in ~$120 million in annual revenue to ADES through ADA-ES, Inc.’s 42.5% ownership in CCS.
4. Results in ~$40 million in annual tax benefits to ADES through ADA-ES, Inc.’s 42.5% ownership in CCS.
The EPA estimates there
are 1,200 coal-fired units in
the U.S.
Entered into a licensing
agreement with Arch Coal
and CCS
$85+M in annual revenue to
CCS from 8 leased/sold RC
facilities
~$25M in annual tax benefits
to CCS from 3 CCS-operated
RC facilities
~$100M in annual tax
benefits to CCS
2
1
4
³

Refined Coal

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Refined Coal

CLEAN COAL SOLUTIONS LLC.

GOLDMAN SACHS 15%
ADES 42.5%
NEXGEN 42.5%

-9- © 2012-2013 Advanced Emissions Solutions, Inc.
Section 45 of the Internal Revenue Code offers $6.59/ton in tax credits for the production of pollution mitigating RC through 2021
ADES affiliates
1
own 28 qualifying RC facilities expected to be located at plants that burn 100+ million tons of coal annually
Expect ~$300 million in annual revenue to CCS at ~95% margin beginning 2015
2
Expect ~$100 million in annual tax benefits to CCS beginning 2015
3
1. RC facilities owned by CCS; ADES owns 42.5% of CCS through ADA-ES, Inc.
2. Results in ~$120 million in annual revenue to ADES through ADA-ES, Inc.’s 42.5% ownership in CCS.
3. Results in ~$40 million in annual tax benefits to ADES through ADA-ES, Inc.’s 42.5% ownership in CCS.
Clean Coal Solutions Ownership Structure
Qualifying RC facilities must reduce mercury by 40+% and NO
x
by 20+% and have
been “placed in service” on or prior to December 31, 2011

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

REFINED COAL (CONT.)

-10- © 2012-2013 Advanced Emissions Solutions, Inc.
RC production includes applying
proprietary technologies to coal
CyClean
TM
— Used for cyclone boilers
(market- 60 to 70 boilers)
M-45
TM
— Used for circulating fluidized
bed boilers (market- 10 to 20 boilers)
M-45-PC
TM
— Used for pulverized coal
boilers (market- 700 to 800 boilers)
Tax credits can be monetized through
leasing or selling these RC facilities to 3
rd
party investors.
After the expiration of the tax credits in
2021, the RC facilities are expected to be
licensed to utilities for mercury
reduction/compliance

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

OUTLOOK FOR 28 RC FACILITIES

100+
MT/yr
~25
MT/yr
8 RC
facilities
leased
~5
MT/yr
© 2012-2013 Advanced Emissions Solutions, Inc. -11-
10/29/13 12/31/13 3/31/14 12/31/14
3 RC facilities
CCS-operated
Additional 2
RC facilities
in full-time
operation
All 28 RC facilities are expected to be in full-time operation by year end 2014
Full-Time Operations Road Map
2015 2021
Additional 4
RC facilities
in full-time
operation
Additional 11
RC facilities in
full-time
operation
28 RC
facilities in
full-time
operation
Expect approximately 15% of capacity to be CCS-operated to generate tax benefits sufficient to offset expected tax liability

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Refined Coal Facility Status

© 2012-2013 Advanced Emissions Solutions, Inc. -12-
6 RC facilities scheduled to begin full-time operation by
April 2014
Remaining 11 RC facilities expected to begin full-time
operation by end of 2014
3 RC facilities operated by CCS
RC facilities located at plants that have historically
burned ~5 MT/year
CCS receives ~$7.50/ton in tax benefits
~$3.00/ton in operating expenses
~$25 million in annual tax benefits to CCS
ADES 42.5% share equals ~$10 million
8 RC facilities leased/sold
RC facilities located at plants that have historically burned
25+ MT/year
CCS receives $3.00 to $4.00/ton in rental income
$85+ million expected annual revenue to CCS
ADES 42.5% share of revenues equals $35+ million
11 of the 28 qualifying RC facilities are in full-time operation — 8 leased/sold and 3
CCS-operated
Remaining
Facilities
Facilities
operated by CCS
Facilities
leased/sold to
3
rd
parties
1. 42.5% ownership in CCS through ADA-ES, Inc.
1
1

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Refined Coal: CCS-Operated Facilities

CLEAN COAL SOLUTIONS LLC

-13- © 2012-2013 Advanced Emissions Solutions, Inc.
Pays ~$2.00/ton for
operating expenses
CCS receives $7.50/ton
in tax benefits
Utility gets
emission
reductions
May pay up
to ~$1.00/ton
to utility
CCS-Operated Model
ADES
1
ADES shares 42.5%
of expenses, or
~$1.30/ton
1. 42.5% ownership in CCS through ADA-ES, Inc.
ADES receives 42.5%
of tax benefits, or
~$3.20/ton

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

REFINED COAL: MONETIZATION DYNAMICS

CLEAN COAL SOLUTIONS LLC

-14- © 2012-2013 Advanced Emissions Solutions, Inc.
3 party
investor
3 party investor leases RC facility
and receives ~$8.00/ton in tax
benefits (assuming a 35% tax rate)
Pays ~$2.00/ton for
operating expenses
CCS receives $3.00 to
$4.00/ton in rental income
Utility gets
emission
reductions
Pays ~$1.00
/ton to utility
CCS Leasing Model
ADES¹ receives 42.5%,
or ~$1.40/ton
1. 42.5% ownership in CCS through ADA-ES, Inc.
rd
rd

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

REFINED COAL RESULTS

© 2012-2013 Advanced Emissions Solutions, Inc. -15-
Refined Coal Segment Results
Note: Adjusted gross profit and adjusted gross margin are non-GAAP financial measures which are used to provide investors with greater transparency with respect to the effect on gross margin from
Clean Coal’s operation of certain RC facilities for its own account.  We believe these non-GAAP financial measures provide meaningful supplemental information for investors regarding the performance of our business and the effect on gross profit and gross margin of the operation of these RC facilities by Clean Coal for its own account.
Adjusted RC gross margins to ADES of 95%, 99% and 95% for the three months ended September 30
th
, the three months ended June 30
th
and the LTM period
respectively
($US in thousands)
Three Months Ended Three Months Ended
30-Sep-13 30-Jun-13 LTM
Rental and Other Income 20,270 $                     12,419 $                     55,664 $
Coal Sales 35,568 31,769 163,663
Total RC Revenues 55,838 $                   44,188 $                   219,327 $
Cost of Revenues 39,626 $                     36,167 $                     185,246 $
RC Gross Profit 16,212 $                   8,021 $                      34,081 $
Adjusted RC Gross Profit
1
19,338 $                     12,393 $                     53,141 $
Adjusted RC Gross Profit to
ADES
2
8,219 $                      5,267 $                      22,585 $
Tax Credits to ADES 2,882 $                      3,261 $                      17,167 $
3
1. Adjusted to exclude coal costs of $35.6 million and CCS-operated coal operating costs of $3.1 million for the three months ended September 30, 2013, coal costs of $31.8 million and CCS-operated coal operating costs of $4.4 million for the three months ended June 30, 2013 and coal costs of $163.7 million and CCS-operated coal operating costs of $19.1 million in the LTM period.
2. Represents ADES’ share of Adjusted RC Gross Profit from ADA-ES, Inc.’s 42.5% ownership in CCS.
3. Represents ADES’ share of Tax Credits from ADA-ES, Inc.’s 42.5% ownership in CCS.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

REFINED COAL SUMMARY

▶

▪

▪

▪

▪

▶

▪ →

▶

© 2012-2013 Advanced Emissions Solutions, Inc. -16-
28 RC facilities eligible for Section 45 tax credits of $6.59/ton through 2021
8 RC facilities leased/sold generating $85+ million of annual revenue to CCS
1
6 additional RC facilities scheduled to begin full-time operation by April 2014
Note: ADES consolidates 100% of CCS economics for reporting purposes.
1. Results in $35+ million in annual revenue to ADES through ADA-ES, Inc.’s 42.5% ownership in CCS.
2. Results in ~$10 million in annual tax benefits to ADES through ADA-ES, Inc.’s 42.5% ownership in CCS.
3. Results in ~$120 million in annual revenue to ADES and ~$40 million in annual tax benefits to ADES through ADA-ES, Inc.’s 42.5% ownership in CCS.
4. 42.5% CCS ownership through ADA-ES, Inc.
3 RC facilities CCS-operated generating ~$25 million in annual tax benefits to
CCS
2
Remaining 11 RC facilities expected to begin full-time operation by end of
2014
Once all 28 RC facilities are operating, CCS expects to treat 100+ million tons of coal annually
RC rental income to ADES
4
has gross margin of ~95%
If 85% leased/sold ~$300 million of annual revenue to CCS and ~$100 million of annual tax benefits to CCS
3

Emission Control

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

PORTFOLIO OF EMISSION CONTROL SOLUTIONS

Emissions Control Equipment (NO_x, SO_2, Particulate)
ACI System for mercury
Boiler
Coal Pile

-18- © 2012-2013 Advanced Emissions Solutions, Inc.
ACI Systems DSI Systems M-Prove
TM
Technology
?Powdered Activated Carbon
reduces mercury emissions in
the flue gas
?Dry alkaline sorbents injected in
flue gas for SO2
and acid gas
control
?M-Prove
TM
technology applied
to coal to control mercury
emissions

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

EMISSION CONTROL—EQUIPMENT

© 2012-2013 Advanced Emissions Solutions, Inc.
Enacted in 2012, the MATS mandates the capture of acid gases and up to 80% to
90% of the mercury in the coal burned in power plants
Existing sources must comply with the MATS standards by April 2015/2016
ADES affiliates offer ACI and DSI equipment systems to meet the MATS standards using trade-secret know-how around injection rates for maximum efficacy
ACI Systems
Revenue/unit ~$700,000 to ~$1 million
Gross margin of ~20%
DSI Systems
Lower cost alternative to scrubbers for control of acid gases and SO
2
Revenue/unit ~$2 to $3 million
Gross margin of ~20%
Expect to maintain one-third market share in the developing~$1 billion market for
MATS related equipment $300+ million revenue opportunity

Source: Department of Energy, Energy Information Administration and Electric Power Research Institute.
Powdered activated carbon is injected from a storage silo into the flue gas ductwork where it absorbs mercury

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

EMISSION CONTROL—CONSUMABLES

Figure 104. Coal production by region, 1970-2040
(quadrillion Btu)

History
2011
Projections
Total
Appalachia
West
Interior
30
20
10
0
1970
1980
1990
2000
2010
2020
2030
2040
eia

© 2012-2013 Advanced Emissions Solutions, Inc.
M-Prove
TM
technology for mercury emissions control is in the initial stages of being marketed for applications for western coals
Expect the MATS to drive a $1 to $2 billion annual market for consumables by 2016
In addition, ADES offers a flue gas conditioning technology that aids in both SO
3
and
mercury control

Source: Department of Energy, Energy Information Administration and Electric Power Research Institute.
$1.00 to $4.00/ton in benefits to customer
M-Prove
TM
technology being demonstrated at the RC facilities
U.S. burns up to 600 million tons of western coal per year

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

ACI Market Share > 40%

Boilers Treated by ACI Systems
© 2012-2013 Advanced Emissions Solutions, Inc. -21-
Source: Institute of Clean Air Companies, May 2013.
ADES
Norit
CB-EEC
Siemens
Albermarle
B&W
Alstom
BPI
Dustex
Shick
Amerex
ADES
Norit
Clyde
Bergemann-EEC

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

EMISSION CONTROL

$60
$50
$40
$30
$20
$10
$0
EC Revenue
Backlog
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

April 2015/2016 MATS compliance requirement driving rapid backlog growth
$4 million at Q3 ‘12, $33 million at Q2 ‘13, $57 million at Q3 ‘13
ADES is prepared for the equipment market
Supply agreements already in place, engineering capabilities expanded
© 2012-2013 Advanced Emissions Solutions, Inc. -22-
EC Revenue and Backlog ($million)

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

EMISSION CONTROL RESULTS

EC gross margins of 18%, 19% and 22% for the three months ended September 30 th
,
the three months ended June 30
th
and the LTM period respectively
MATS rule finalized in March 2012 — compliance by April 2015/2016
© 2012-2013 Advanced Emissions Solutions, Inc. -23-
Emission Control Segment Results
($US in thousands)
Three Months Ended Three Months Ended
30-Sep-13 30-Jun-13 LTM
Systems and Equipment 12,094 $                      9,915 $                       32,656 $
Consulting and Development 2,150                          2,020                          6,240
Chemicals 254                             79                               779
Total EC Revenues 14,498 $                    12,014 $                    39,675 $
Cost of Revenues 11,836 $                      9,711 $                       31,097 $
EC Gross Profit 2,662 $                       2,303 $                       8,578 $
EC Segment Backlog 56,600 $                    33,200 $                    56,600 $
Q3 ‘13 revenue up 300% year-over-year, driven by MATS demand for ACI and DSI systems
Q3 ‘13 backlog stands at $57 million up from $33 million in Q2 ‘13 and $4 million in Q3 ‘12
Currently working on bids or discussing potential projects for ACI and DSI systems in excess of $120 million

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Emission Control Summary

© 2012-2013 Advanced Emissions Solutions, Inc. -24-
Substantial near-term emission control equipment market driven by April
2015/2016 MATS compliance requirements
M-Prove technology in place to compete in $1 to $2 billion consumables market
Approximate market size of $1 billion
ADES expects to maintain its 33% market share going forward
Q3 ‘13 record equipment sales ($12 million) and backlog ($57 million)
demonstrate near-term growth
TM

Future Initiatives

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

CO_2 CAPTURE

Developing proprietary solid sorbent capture
technology to capture CO
2
from flue gas in
conventional coal-fired boilers
DOE and industry funding:
Advantages over competing technologies:
Pilot plant being assembled
at Plant Miller
© 2012-2013 Advanced Emissions Solutions, Inc. -26-
For customer: lower cost and less parasitic energy
Phase I — $3.8 million, R&D at 1 KWe scale,
completed in 2011
Phase II — $20.5 million contract to validate
technology at 1 MWe scale
Pilot Design: 2012, Construction: 2013, Testing: Fall
2014
Located at Southern Company’s Plant Miller

Conclusion

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

INVESTMENT HIGHLIGHTS

ADES is a Leader in the Pollution Control Industry
More than 30 years of providing solutions to the power industry, 19 patents issued
Focus on low capex solutions with recurring demand for chemicals
Customers include most of the leading utilities
Strong Momentum
11 RC facilities in full time operations, increasing to 17 by end of Q1 ‘14 and 28 by year end 2014
$57M equipment backlog up from $33M prior quarter and $4M year ago
High Margin Businesses
~95% RC gross margins
~45% gross margins expected in the consumables market
Recurring Revenue Streams & Visibility to Meaningful Cash Flows
RC business expected to produce ~95% margin revenues through 2021
Annual revenue run rate of $85+M to Clean Coal Solutions (“CCS”), expected to grow to ~$300M+ by 2015
2
Mercury control consumables (M-Prove technology) to compete in $1B to $2B annual addressable market
Large Market Opportunity
Mercury Air Toxic Standards affect ~1,200 coal-fired units
DOE expects coal to provide ~40% of America’s electricity in 2035
ADES affiliates
1
own 28 Refined Coal (“RC”) facilities eligible for Section 45 tax credits
$1B equipment market and $1B to $2B annual consumables market
© 2012-2013 Advanced Emissions Solutions, Inc.

Strong Financial Position
Visibility toward significant near-term annual cash flow from RC business segment
~$50M deferred tax asset
1.
RC facilities owned by CCS; ADES owns 42.5% of CCS through ADA-ES, Inc.
2.
Results in $35+ million annual revenue expected to grow to ~$120+ million annual revenue to ADES through ADA-ES, Inc.’s 42.5% ownership in CCS.
3.
NDTA are offset by a valuation allowance as discussed in the footnotes to the financial statements
TM
3

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

BALANCE SHEET HIGHLIGHTS

© 2012-2013 Advanced Emissions Solutions, Inc. -29- ($US in thousands) 9/30/13 12/31/12 Cash & Cash Equivalents $14,707 $9,737 Total Debt $2,447 $5,864 Shares Outstanding (000’s) 10,116 10,028

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

FINANCIAL RESULTS

© 2012-2013 Advanced Emissions Solutions, Inc. -30-
($US in thousands)
Three Months Ended Nine Months Ended
30-Sep-13 30-Sep-13
Revenues
74,593 $                        201,837 $
Revenues Excluding Coal Sales 39,025 89,539
Cost of Revenues 55,460 162,722
Gross Profit Before Depreciation & Amortization
19,133 $                       39,115 $
Gross Margin 26% 19%
General & Administrative 8,955 $                         24,377 $
Research & Development 976 1,900
Depreciation & Amortization
1,433 4,202
Operating Income (Loss) 7,769 $                         8,636 $
Income from Unconsolidated Entities 547 $                            1,144 $
Other Income Including Interest
169 404
Interest Expense (194) (825)
Other Expense (438) (1,846)
Total Other Income (Expense) 84 $                              (1,123) $
Income (Loss) Before Income Tax Benefit and Non-
Controlling Interest 7,853 $                         7,513 $
Income Taxes - -
Net Income (Loss) Before Non-Controlling Interest
7,853 $                         7,513 $
Non-Controlling Interest (6,262) (11,269)
Net Income (Loss) Attributable to ADA
1,591 $                         (3,756) $